UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 8, 2010
INTERNATIONAL SPEEDWAY
CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Florida (State or Other Jurisdiction of Incorporation)	0-2384 (Commission File Number)	59-0709342 (IRS Employer Identification No.)

One Daytona Boulevard, Daytona Beach, Florida (Address of Principal Executive Offices)	32114 (Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Items

Item 8.01	Other Items

On October 8, 2010, International Speedway Corporation issued a press release announcing that it has commenced a tender offer to purchase for cash up to $100,000,000 aggregate principal amount of its outstanding 5.40% senior notes due 2014 (CUSIP No. 460335AF9 and ISIN US335AF96). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description of Exhibit	Filing Status

1	(99.1)	Press Release	Attached herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date: October 8, 2010	By:	/s/ Brett M. Scharback
Brett M. Scharback
Vice President - Deputy General Counsel